UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2005



                  DataLogic International, Inc.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)


                             Delaware
          _____________________________________________
          (State or other jurisdiction of incorporation)


         0-30382                               33-0755473
______________________________________________________________________
(Commission File Number)            (I.R.S. Employer Identification No.)


    18301 Von Karman Ave, Suite 250, Irvine, California 92612
    _________________________________________________________
             (Address of principal executive offices)


                          (949) 260-0120
        __________________________________________________
       (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

      On June 25, 2004, we entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. (the "Purchaser") in connection with the private placement of a convertible term note issued by the company in the principal amount of $3,000,000 due June 25, 2007 (the "Note"), and a common stock purchase warrant (the "Warrant"). We also entered into related security documents and a Registration Rights Agreement. The Note is convertible into shares of our common stock, $.001 par value (the "Common Stock") at a fixed conversion rate of $0.66, subject to certain limitations, and bears an interest rate of prime plus 2%. We filed a registration statement on Form SB-2 for the shares underlying the Note and the Warrant, which became effective on August 16, 2004.

     On January 28, 2005, we amended the Note and related agreements to state that the fixed conversion price for the first $450,000 aggregate principal amount of the Note converted on or after January 28, 2005 shall be $0.42. After the first $450,000 is converted, the fixed conversion price shall revert to $0.66. In connection with this amendment, we agreed to file a Rule 424(b) supplement to our registration statement on Form SB-2.

     A copy of the Amendment to the Secured Convertible Term Note is set forth as an exhibit to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

10.1 Securities Purchase Agreement dated June 25, 2004, by and between DataLogic International Group, Inc. and Laurus Master Fund, Ltd.*
10.2 Secured Convertible Term Note dated June 25, 2004, by and between DataLogic International, Inc. and Laurus Master Fund, Ltd.*
10.3 Registration Rights Agreement dated June 25, 2004, by and between DataLogic International, Inc. and Laurus Master Fund, Ltd.*
10.4 Amendment No. 1 to Secured Convertible Term Note

* Filed as exhibits to the company's report on Form 8-K dated June 25, 2004

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31,  2005        DATALOGIC INTERNATIONAL, INC.
                               Delaware corporation



                               By: /s/ Keith Nguyen
                               _________________________
                               Keith Nguyen
                               President and Director